SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2022

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ENTERPRISE DIVERSIFIED, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1806 Summit Avenue, Ste. 300
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On August 9, 2022, Enterprise Diversified, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on whether to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated December 29, 2021 with ENDI Corp., a Delaware corporation (“ENDI” or “New Parent”), Zelda Merger Sub 1, Inc., a Delaware corporation (“First Merger Sub”), Zelda Merger Sub 2, LLC, a Delaware limited liability company (“Second Merger Sub”), CrossingBridge Advisors, LLC, a Delaware limited liability company (“CrossingBridge”), and Cohanzick Management, L.L.C., a Delaware limited liability company (“Cohanzick” and, together with the Company, ENDI, First Merger Sub, Second Merger Sub and CrossingBridge, the “Parties”).

As of July 6, 2022, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting, there were 2,647,383 shares of common stock outstanding and entitled to vote. A total of 2,014,215 shares (or approximately 76% of the outstanding shares; and constituting a quorum) were represented at the Special Meeting in person or by valid proxies.

At the Special Meeting, the stockholders voted on three proposals. The proposals are described in detail in the Company’s joint proxy statement/prospectus filed on a form S-4 by the Company with the Securities and Exchange Commission on February 3, 2022, as amended on March 28, 2022, May 9, 2022, June 6, 2022, June 29, 2022, July 6, 2022, and July 12, 2022. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the joint proxy statement/prospectus. The final results for the votes regarding each proposal are set forth below:

Proposal One- The Business Combination Proposal

The vote to approve and adopt the Merger Agreement and the transactions contemplated thereby is set forth below:

Votes For	Votes Against	Abstentions
1,980,209	33,705	301

Proposal One received the required number of votes to adopt the Business Combination Proposal.

Proposal Two- The Organizational Documents Proposals

The vote to approve and adopt, on a non-binding advisory basis the material differences between ENDI’s Amended Articles of Incorporation and Amended Bylaws and the proposed certificate of incorporation of the New Parent and the material differences between the current and proposed certificate of incorporation are divided into five items set forth below:

Organizational Documents Proposal A- to approve the authorization and designation of New Parent Class A Common Stock and New Parent Class B Common Stock.

Votes For	Votes Against	Abstentions
1,876,862	39,084	98,269

Organizational Documents Proposal B- to approve that holders of the New Parent Class B Common Stock, voting together as a single class, shall have: (i) the right to designate a number of directors of the New Parent board (rounded up to the nearest whole number) equal to the percentage of the New Parent’s Common Stock beneficially owned by the holders of New Parent Class B Common Stock and their Affiliates at the time of such designation, provided however, that for purposes of this designation right, the holders of the New Parent Class B Common Stock, voting together as a single class, shall have the right to designate not more than a majority of the members of the Board of Directors then in office and, provided further that so long as holders of New Parent Class B Common Stock and their Affiliates beneficially own at least 5.0% of the total outstanding shares of Common Stock of New Parent, holders of New Parent Class B Common Stock, voting together as a single class, shall have the right to designate at least one director.

Votes For	Votes Against	Abstentions
1,786,457	29,984	197,774

Organizational Documents Proposal C- to approve that the affirmative vote of the holders of at least eighty percent (80%) of the total voting power of all the then outstanding shares of Common Stock of New Parent entitled to vote, voting together as a single class, will be required to amend to the New Parent’s Proposed Bylaws.

Votes For	Votes Against	Abstentions
1,777,207	40,034	196,974

Organizational Documents Proposal D- to approve that any action required or permitted to be taken by the holders of Common Stock of New Parent must be effected at a duly called annual or special meeting of the stockholders and may not be effected by consent unless the action is recommended by all of the directors then sitting.

Votes For	Votes Against	Abstentions
1,788,307	28,134	197,774

Organizational Documents Proposal E- to approve the new forum selection clause that states unless otherwise consented to by New Parent, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of New Parent, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder or employee of New Parent to New Parent or New Parent’s stockholders, (c) any action asserting a claim arising under any provision of the Delaware General Corporation Law (“DGCL”), the Certificate of Incorporation or the bylaws of New Parent or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (d) any action asserting a claim governed by the internal affairs doctrine. The federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States, including, the applicable rules and regulations promulgated thereunder.

Votes For	Votes Against	Abstentions
1,789,117	27,284	197,814

Proposal Two received the required number of votes to adopt the Organizational Documents Proposals.

Proposal Three- The Adjournment Proposal

The vote to approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal or the Organizational Documents Proposals is set forth below:

Votes For	Votes Against	Abstentions
1,985,640	24,707	3,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2022		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman